UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 9, 2022 (December 9, 2022)

CARLOTZ, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38818	83-2456129
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3301 W. Moore St., Richmond,Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 510-0744

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	LOTZ	The Nasdaq Global Market
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	LOTZW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) if the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 9, 2022, Shift Technologies, Inc., a Delaware corporation (“Shift”), completed the previously announced acquisition of CarLotz, Inc., a Delaware corporation (the “Company,” “CarLotz,” “we” or “us”), pursuant to the Agreement and Plan of Merger dated as of August 9, 2022 (the “Merger Agreement”), by and among Shift, Shift Remarketing Operations, Inc., a Delaware corporation and direct wholly owned subsidiary of Shift (“Merger Sub”), and CarLotz. Pursuant to the Merger Agreement, Merger Sub merged with and into CarLotz, with CarLotz continuing as the surviving corporation and a wholly owned subsidiary of Shift (the “Merger”).

Merger Consideration

Pursuant to the Merger Agreement, each outstanding share of Class A common stock, par value $0.0001 per share, of CarLotz (“CarLotz Common Stock”) (other than CarLotz Common Stock owned or held in treasury by CarLotz, which was cancelled for no consideration) was converted into the right to receive 0.705241 (the “Exchange Ratio”) of a share of Class A common stock, par value $0.0001 per share, of Shift (“Shift Common Stock”), rounded up to the nearest whole share for any fractional shares of Shift Common Stock that would have been issued to any stockholder resulting from the calculation (the “Merger Consideration”).

Treatment of CarLotz Equity Awards, Earnout Shares, Earnout Acquiror RSUs and Warrants

At the effective time of the Merger (the “Effective Time”), (i) each vested time-based and performance-based CarLotz restricted stock unit award (including any such awards that vested at the Effective Time) was converted into the right to receive the Merger Consideration in respect of each underlying share of CarLotz Common Stock, less applicable tax withholding, and (ii) each other CarLotz restricted stock unit award was assumed by Shift and converted into an award relating to Shift Common Stock, with appropriate adjustments to the numbers of shares and share price thresholds to reflect the Exchange Ratio, in each case in accordance with the terms set forth the Merger Agreement. In addition, at the Effective Time, each option to purchase CarLotz Common Stock was assumed by Shift and converted into an option to purchase Shift Common Stock, with appropriate adjustments to the numbers of shares and exercise prices to reflect the Exchange Ratio, in accordance with the terms set forth in the Merger Agreement.

Also at the Effective Time, each outstanding warrant (the “Warrants”) to purchase shares of CarLotz Common Stock was assumed by Shift and converted into a warrant to purchase Shift Common Stock, with appropriate adjustments to the warrant shares and exercise price to reflect the Exchange Ratio, in accordance with the terms set forth in the Merger Agreement. In connection with such conversion of the Warrants, on December 9, 2022, Shift, American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (“AST”), CarLotz and Continental Stock Transfer & Trust Company, a New York corporation (“CST”), entered into a Warrant Assumption and Amendment Agreement (the “Warrant Amendment”), pursuant to which among other things, (i) Shift assumed all of CarLotz’s rights, interests and obligations under that certain Warrant Agreement dated as of February 21, 2019, between CarLotz and AST, as Warrant agent; (ii) each of the issued and outstanding Warrants will no longer be exercisable for shares of CarLotz Common Stock but instead will be exercisable for shares of Shift Common Stock; (iii) the Warrants will be adjusted such that the number of shares of Shift Common Stock issuable upon exercise of such Warrants shall be equal to the product (rounded to the nearest whole number) of (x) the number of shares of CarLotz Common Stock issuable upon exercise of such Warrant immediately prior to the Effective Time multiplied by (y) the Exchange Ratio, and the exercise price of each such Warrant shall be equal to the quotient (rounded to the nearest whole cent) of (1) the per share exercise price of such Warrant immediately prior to the Effective Time divided by (2) the Exchange Ratio; and (iv) CST replaced AST as Warrant agent.

Additionally, each Earnout Share and Earnout Acquiror RSU (each as defined in the SPAC Merger Agreement) outstanding as of the Effective Time was assumed and converted into a right to acquire shares of Shift Common Stock, with appropriate adjustments to the number of shares and share price thresholds to reflect the Exchange Ratio. The “SPAC Merger Agreement” means that certain Agreement and Plan of Merger dated as of October 21, 2020, by and among CarLotz, Inc. (f/k/a Acamar Partners Acquisition Corp.), Acamar Partners Sub, Inc. and CarLotz Group, Inc. (f/k/a CarLotz, Inc.), as amended.

The foregoing description of the Merger Agreement and the Merger is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 12, 2022 and is incorporated into this Item 2.01 by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.01 by reference.

On December 9, 2022, in connection with the consummation of the Merger, the Company (i) notified The Nasdaq Global Market (“Nasdaq”) of the consummation of the Merger and (ii) requested that Nasdaq remove the CarLotz Common Stock and the Warrants from listing and file a Form 25 with the SEC to report the delisting of the CarLotz Common Stock and the Warrants from Nasdaq. The Company expects that, in accordance with its request, Nasdaq will file a Notification of Removal from Listing and/or Registration on Form 25 on December 9, 2022 to provide notification of such delisting and to effect the deregistration of the CarLotz Common Stock and the Warrants under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following effectiveness of the Form 25, the Company intends to file with the SEC a Certification and Notice of Termination on Form 15 with the SEC to suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. Trading of the CarLotz Common Stock and the Warrants on Nasdaq was halted prior to the opening of trading on December 9, 2022.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

As a result of the Merger, at the Effective Time, a change of control of the Company occurred and CarLotz became a whollyowned subsidiary of Shift.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

Directors

Pursuant to the Merger Agreement, at the Effective Time all members of the CarLotz board of directors (the “Board”), Linda B. Abraham, Steven G. Carrel, Nanxi Liu, David R. Mitchell, Kimberly H. Sheehy, James E. Skinner and Luis Ignacio Solorzano, ceased to be directors of CarLotz. Immediately following the Effective Time, certain officers of Shift became directors of CarLotz.

Executive Officers

Pursuant to the Merger Agreement, at the Effective Time the resignations of CarLotz’s executive officers, Lev Peker, Ozan Kaya, Eugene Kovshilovsky, Thomas W. Stoltz and Elizabeth Sanders, became effective. Immediately following the Effective Time, certain officers of Shift became officers of CarLotz.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

Pursuant to the Merger Agreement, at the Effective Time (i) the Second Amended and Restated Certificate of Incorporation of the Company was amended and restated to conform to Exhibit D attached to the Merger Agreement; and (ii) the Amended and Restated Bylaws of the Company were amended and restated to conform to the bylaws of Merger Sub, except that the name reflected in such bylaws was changed to “CarLotz, Inc.”

Item 7.01 Regulation FD Disclosure.

On December 9, 2022, Shift issued a press release announcing the closing of the Merger. A copy of the press release is furnished as Exhibit 99.1 hereto. Such press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

2.1	Agreement and Plan of Merger dated August 9, 2022, by and among Shift Technologies, Inc., Shift Remarketing Operations, Inc. and CarLotz, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K (File No. 001-38818), filed with the SEC on August 12, 2022).†
99.1	Press Release of Shift Technologies, Inc. dated December 9, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†  Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. CarLotz agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements involve risks and uncertainties. CarLotz’s experience and results may differ materially from the experience and results anticipated in such statements. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (1) the ability of the combined company to retain and hire key personnel; (2) unexpected costs, charges or expenses resulting from the transaction; (3) potential adverse reactions or changes to business relationships resulting from the completion of the transaction; (4) the combined company’s ability to achieve the synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined company’s existing businesses; and (5) legislative, regulatory and economic developments. Other factors that might cause such a difference include those discussed in CarLotz’s filings with the SEC, which include its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and in the joint proxy statement/prospectus filed in connection with the Merger. For more information, see the section entitled “Risk Factors” and the forward-looking statements disclosure contained in CarLotz’s Annual Reports on Form 10-K and in other filings. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof and, except as required by federal securities laws and rules and regulations of the SEC, CarLotz undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLOTZ, INC.

Dated: December 9, 2022	/s/ Jeff Clementz
	Name:	Jeff Clementz
	Title:	Chief Executive Officer

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